Exhibit 10.1
EXECUTION VERSION

AMENDMENT NO. 2 TO LOAN AND SECURITY AGREEMENT

This AMENDMENT NO. 2 TO LOAN AND SECURITY AGREEMENT, dated as of October 7, 2025 (this “Amendment”), is among WERNER RECEIVABLES COMPANY, LLC, as Borrower (in such capacity, the “Borrower”), WERNER ENTERPRISES, INC. (“Werner”), as initial Servicer (in such capacity, the “Servicer”), WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Committed Lender and as a Group Agent, GTA FUNDING LLC, as a Conduit Lender, and THE TORONTO-DOMINION BANK (“TD Bank”), as a Related Committed Lender, as a Group Agent and as Administrative Agent (in such capacity, the “Administrative Agent”).

W I T N E S S E T H :

WHEREAS, the Servicer, the Borrower, the Lenders and Group Agents from time to time party thereto and the Administrative Agent have heretofore entered into that certain Loan and Security Agreement, dated as of March 27, 2025 (as amended, restated, supplemented, assigned or otherwise modified from time to time, the “Agreement”);

WHEREAS, the Borrower, the Servicer, the Lenders, the Group Agents and Administrative Agent are entering into that certain Amended and Restated Fee Letter, dated as of the date hereof (the “Fee Letter”); and

WHEREAS, the parties hereto wish to modify the Agreement upon the terms hereof.

NOW, THEREFORE, in exchange for good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged and confirmed), the parties hereto agree as follows:

A G R E E M E N T:

1.Definitions. Unless otherwise defined or provided herein, capitalized terms used herein (including in the recitals) have the meanings attributed thereto in (or by reference in) the Agreement.

2.Amendment to the Agreement. Effective as of the date hereof, the Agreement is hereby amended to incorporate the changes shown on the marked pages of the Agreement attached hereto as Exhibit A.

3.Conditions to Effectiveness. This Amendment shall be effective as of the date hereof upon satisfaction of the following conditions precedent:

(a)Execution of the Amendment. The Administrative Agent shall have received a counterpart of this Amendment duly executed by each of the other parties hereto.

(b)Execution of the Fee Letter. The Administrative Agent shall have received a counterpart of the Fee Letter duly executed by each of the other parties thereto.

(c)Receipt of the Upfront Fee. The Administrative Agent shall have received evidence that the Upfront Fee (as defined in the Fee Letter) has been received by each Group Agent.

(d)Additional Deliverables. The Administrative Agent shall have received on or before the date hereof such other documents, agreements, certificates, instruments, reports and opinions listed on the closing memorandum attached as Annex A hereto, in each case, in form and substance satisfactory to the Administrative Agent.

4.Certain Representations and Warranties. Each of the Servicer and the Borrower represents and warrants to each Credit Party as follows:

(a)Representations and Warranties. The representations and warranties made by such party in the Agreement and in any other Transaction Document to which it is a party are true and correct in all material respects both before and immediately after giving effect to this Amendment, as though made on and as of the date hereof unless such representations and warranties by their terms refer to an earlier date, in which case they shall be true and correct in all material respects on and as of such earlier date.

(b)Power and Authority; Due Authorization. It (i) has all necessary power, authority and legal right to (A) execute and deliver this Amendment and (B) carry out the terms of and perform its obligations under the Transaction Documents to which it is a party (as amended by this Amendment) and (ii) has duly authorized by all necessary corporate or limited liability company action, as applicable, the execution, delivery and performance of this Amendment.

(c)Binding Obligations. This Amendment constitutes the legal, valid and binding obligations of it, enforceable against it in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, or other similar Applicable Laws affecting the enforcement of creditors’ rights generally and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.

(d)No Violation. The consummation of the transactions contemplated by this Amendment and the fulfillment of the terms hereof by it will not, (i) conflict with, result in any breach or (without notice or lapse of time or both) a default under, (A) its certificate of formation, limited liability company agreement, articles of incorporation or bylaws, as applicable, or (B) any indenture, loan agreement, asset purchase agreement, mortgage, deed of trust, or other agreement or instrument to which it is a party or by which it or any of its properties is bound, (ii) result in the creation or imposition of any Adverse Claim upon any of its properties pursuant to the terms of any such indenture, loan agreement, asset purchase agreement, mortgage, deed of trust, or other agreement or instrument to which it is a party or by which it or any of its properties is bound, other than any Adverse Claim created in connection with the Agreement and the other Transaction Documents or otherwise permitted by the Agreement or the other Transaction Documents, or (iii) violate any Applicable Law applicable to it or any of its properties if such violation of Applicable Law could reasonably be expected to have a Material Adverse Effect.

(e)No Defaults. No event has occurred and is continuing and no condition exists or would result from this Amendment or any of the transactions contemplated hereby, that constitutes or would result in an Event of Default or Unmatured Event of Default.

5.Reference to, and Effect on the Agreement and the Transaction Documents.

(a)The Agreement (except as specifically amended herein) shall remain in full force and effect and the Agreement and each of the other Transaction Documents are hereby ratified and confirmed in all respects by each of the parties hereto.

(b)On and after the execution and delivery of this Amendment, each reference in the Agreement to “this Agreement”, “hereof”, “hereunder” or words of like import referring to the Agreement, and each reference in any other Transaction Document to “the Loan and Security Agreement”, “thereunder”, “thereof” or words of like import referring to the Agreement, shall mean and be a reference to the Agreement, as amended by this Amendment.

(c)The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Administrative Agent, the Group Agents or the Lenders under, nor constitute a waiver of any provision of, the Agreement or any other Transaction Document.

(d)To the extent that the consent of any party hereto, in any capacity, is required under the Transaction Documents or any other agreement entered into in connection with the Transaction Documents with respect to any of the amendments set forth herein, such party hereby grants such consent.

6.Transaction Document. This Amendment shall be a Transaction Document under (and as defined in) the Agreement.

7.Costs and Expenses. The Borrower agrees to pay on demand all reasonable and documented out-of-pocket costs and expenses in connection with the preparation, negotiation, execution and delivery of this Amendment, including the reasonable Attorney Costs for the Administrative Agent and the other Credit Parties with respect thereto.

8.Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and assigns.

9.Execution in Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart hereof by facsimile or other electronic means shall be equally effective as delivery of an originally executed counterpart.

10.GOVERNING LAW. THIS AMENDMENT, INCLUDING THE RIGHTS AND DUTIES OF THE PARTIES HERETO, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING

SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BUT WITHOUT REGARD TO ANY OTHER CONFLICTS OF LAW PROVISIONS THEREOF).

11.CONSENT TO JURISDICTION. (a) EACH PARTY HERETO HEREBY IRREVOCABLY SUBMITS TO (I) WITH RESPECT TO THE BORROWER AND THE SERVICER, THE EXCLUSIVE JURISDICTION, AND (II) WITH RESPECT TO EACH OF THE OTHER PARTIES HERETO, THE NON-EXCLUSIVE JURISDICTION, IN EACH CASE, OF ANY NEW YORK STATE OR FEDERAL COURT SITTING IN NEW YORK CITY, NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT, AND EACH PARTY HERETO HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING (I) IF BROUGHT BY THE BORROWER, THE SERVICER OR ANY AFFILIATE THEREOF, SHALL BE HEARD AND DETERMINED, AND (II) IF BROUGHT BY ANY OTHER PARTY TO THIS AMENDMENT, MAY BE HEARD AND DETERMINED, IN EACH CASE, IN SUCH NEW YORK STATE COURT OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. EACH OF THE BORROWER AND THE SERVICER HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING. THE PARTIES HERETO AGREE THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.

(b) EACH OF THE BORROWER AND THE SERVICER CONSENTS TO THE SERVICE OF ANY AND ALL PROCESS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES OF SUCH PROCESS TO IT AT ITS ADDRESS SPECIFIED IN THE AGREEMENT. NOTHING IN THIS SECTION 11 SHALL AFFECT THE RIGHT OF THE ADMINISTRATIVE AGENT OR ANY OTHER CREDIT PARTY TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

12.Severability. Any provisions of this Amendment which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

13.Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment or be given any substantive effect.

[THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

WERNER RECEIVABLES COMPANY, LLC,
as the Borrower

By: /s/ Christopher D. Wikoff
Name: Christopher D. Wikoff
Title: Treasurer

WERNER ENTERPRISES, INC.,
as the Servicer

By: /s/ Christopher D. Wikoff
Name: Christopher D. Wikoff
Title: EVP, Chief Financial Officer & Treasurer

Amendment No. 2 to LSA
(Werner)

THE TORONTO-DOMINION BANK,
as Administrative Agent

By: /s/ Luna Mills
Name: Luna Mills
Title:    Managing Director

THE TORONTO-DOMINION BANK,
as Group Agent for the TD Bank Group

By: /s/ Luna Mills
Name: Luna Mills
Title: Managing Director

THE TORONTO-DOMINION BANK,
as Related Committed Lender for GTA Funding

By: /s/ Luna Mills
Name: Luna Mills
Title: Managing Director

GTA FUNDING LLC,
as a Conduit Lender for the TD Bank Group

By: /s/ Kevin J. Corrigan
Name: Kevin J. Corrigan
Title: Vice President

Amendment No. 2 to LSA
(Werner)
S-2

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Group Agent for the Wells Fargo Group

By: /s/ Bria Brown
Name: Bria Brown
Title: Executive Director

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Committed Lender

By: /s/ Bria Brown
Name: Bria Brown
Title: Executive Director

Amendment No. 2 to LSA
(Werner)
S-3

EXHIBIT A

Amendments to the Agreement

(Attached)

Amendment No. 2 to LSA
(Werner)

CONFORMED COPY

~~CONFORMED THROUGH~~EXHIBIT A TO AMENDMENT NO. ~~1~~2 TO LOAN AND SECURITY AGREEMENT, DATED ~~JULY 16~~OCTOBER 7, 2025

LOAN AND SECURITY AGREEMENT

Dated as of March 27, 2025 by and among
WERNER RECEIVABLES COMPANY, LLC,
as Borrower,

THE PERSONS FROM TIME TO TIME PARTY HERETO,
as Lenders and as Group Agents,

THE TORONTO-DOMINION BANK,
as Administrative Agent, and
WERNER ENTERPRISES, INC.,
as initial Servicer

respect of such Person shall be entered in an involuntary case under federal bankruptcy laws or other similar Applicable Laws now or hereafter in effect; or

(b) such Person (i) shall commence a voluntary case or other proceeding under any applicable bankruptcy, insolvency, reorganization, debt arrangement, dissolution or other similar law now or hereafter in effect, (ii) shall consent to the appointment of or taking possession by a receiver, liquidator, examiner, assignee, trustee, custodian, sequestrator (or other similar official) for, such Person or for any substantial part of its property, or (iii) shall make any general assignment for the benefit of creditors, or shall fail to, or admit in writing its inability to, pay its debts generally as they become due, or, if a corporation or similar entity, its board of directors (or any board or Person holding similar rights to control the activities of such Person) shall vote to implement any of the foregoing.

“Event of Default” has the meaning specified in Section 10.01. For the avoidance of doubt, any Event of Default that occurs shall be deemed to be continuing at all times thereafter unless and until waived in accordance with Section 14.01.

“Exchange Act” means the Securities Exchange Act of 1934, as amended or otherwise modified from time to time.

“Excluded Obligor” means each Person listed on Schedule VI hereto.

“Excluded Receivable” means each Receivable (without giving effect to the exclusion of “Excluded Receivable” from the definition thereof), the Obligor of which is an Excluded Obligor.

“Excluded Taxes” means any of the following Taxes imposed on or with respect to an Affected Person or required to be withheld or deducted from a payment to an Affected Person:
(a) Taxes imposed on or measured by net income (however denominated), franchise Taxes and branch profits Taxes, in each case, (i) imposed as a result of such Affected Person being organized under the laws of, or having its principal office or, in the case of any Lender, its applicable lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender, U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in the Loans or Commitment pursuant to a law in effect on the date on which (i) such Lender becomes a party to this Agreement (other than pursuant to an assignment requested by the Borrower) or (ii) such Lender changes its lending office, except in each case to the extent that amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its lending office and (c) any U.S. federal withholding Taxes imposed pursuant to FATCA.

“Exiting Group” has the meaning set forth in Section 2.02(g).

“Facility Limit” means $~~300,000,000~~325,000,000 as reduced or increased from time to time pursuant to Section 2.02(e) or Section 2.02(h). References to the unused portion of the

“Representatives” has the meaning set forth in Section 14.06(c).
“Required Capital Amount” means $~~17,500,000~~19,000,000.

“Required Reserve Percentage” means, on any day, the sum of (a) the Yield Reserve Percentage, plus (b) the greater of (i) the sum of (A) the Dynamic Loss Reserve Percentage, plus
(B) the Dilution Reserve Percentage and (ii) the sum of (A) the Loss Reserve Floor Percentage, plus (B) the Dilution Reserve Floor Percentage.

“Required Reserves” means, on any day, an amount determined as follows:

RRP x NPB
where:
RRP	=	the Required Reserve Percentage on such day; and
NPB	=	the Net Pool Balance on such day.

“Responsible Officer” means the chief executive officer, president, general counsel, any vice president, the chief financial officer, the controller, the treasurer or the assistant treasurer or other similar officer of the applicable Werner Party or any employee of any Werner Party responsible for the administration of the obligations of any Werner Party under this Agreement or any other Transaction Document.

“S&P” means Standard & Poor’s Rating Services, a Standard & Poor’s Financial Services LLC business, and any successor thereto that is a nationally recognized statistical rating organization.

“Sanctioned Country” means at any time, a country, region or territory which is itself (or whose government is) the subject or target of any Sanctions (including, as of the Closing Date, the Crimea Region of Ukraine, the so-called Donetsk People’s Republic or Luhansk People’s Republic regions of Ukraine, Cuba, Iran, North Korea and Syria).

“Sanctioned Person” means, at any time, (a) any Person listed in any Sanctions-related list of designated Persons maintained by OFAC (including OFAC’s Specially Designated Nationals and Blocked Persons List and OFAC’s Consolidated Non-SDN List), the U.S. Department of State, the United Nations Security Council, the European Union, any European member state, His Majesty’s Treasury, or other relevant sanctions authority, (b) any Person operating, organized or resident in a Sanctioned Country, (c) any Person owned or controlled by, or acting or purporting to act for or on behalf of, directly or indirectly, any such Person or Persons described in clauses (a) and (b), including a Person that is deemed by OFAC to be a Sanctions target based on the ownership of such legal entity by Sanctioned Person(s) or (d) any Person otherwise a target of Sanctions, including vessels and aircraft, that are designated under any Sanctions program.

“Sanctions” means any and all economic or financial sanctions, sectoral sanctions, secondary sanctions, trade embargoes and restrictions and anti-terrorism laws, including but not limited to those imposed, administered or enforced from time to time by the U.S. government

SCHEDULE I
Commitments

Party	Capacity	Commitment
TD Bank	Committed Lender	$~~180,000,000~~195,000,000
Wells Fargo	Committed Lender	$~~120,000,000~~130,000,000

Schedule I

ANNEX A

(Attached)

Amendment No. 2 to LSA
(Werner)

Closing Memorandum
AMENDMENT TO LOAN AND SECURITY AGREEMENT

among

WERNER RECEIVABLES COMPANY, LLC,
as Borrower

WERNER ENTERPRISES, INC.,
as Servicer

THE PERSONS FROM TIME TO TIME PARTY THERETO,
as Lenders and Group Agents

and

THE TORONTO-DOMINION BANK,
as Administrative Agent

For October 7, 2025 Closing

Parties and Abbreviations:
Administrative Agent	TD Bank
Baird	Baird Holm LLP, Nebraska counsel to the Werner Parties
Ballard Spahr	Ballard Spahr LLP, counsel to the Werner Parties
Borrower	Werner Receivables Company, LLC, a newly formed Delaware limited liability company structured as a typical bankruptcy- remote special purpose entity with at least one independent director
Committed Lenders	TD Bank and Wells Fargo
Conduit Lender	GTA Funding
Deposit Account Bank	BMO Bank N.A.
Group Agents	TD Bank and Wells Fargo
GTA Funding	GTA Funding LLC
Independent Director	Jessica L.M. Woodward, an employee of Corporation Service Company
Lenders	Conduit Lender and Committed Lenders
MB	Mayer Brown LLP, counsel to the Administrative Agent
Originator	Werner
Servicer	Werner
TD Bank	The Toronto-Dominion Bank
Wells Fargo	Wells Fargo Bank, National Association
Werner	Werner Enterprises, Inc., a Nebraska corporation
Werner Parties	Borrower, Originator and Servicer

Document
A. BASIC DOCUMENTS
1. Amendment No. 2 to Loan and Security Agreement (the “LSA”) Exhibit A to Amendment No. 2 to LSA
2. Amended and Restated Fee Letter
B. LEGAL OPINIONS
3.    Opinion of counsel to the Werner Parties re: general corporate matters, enforceability, no-conflicts with organizational documents, material agreements, New York, Delaware and Federal law, ’40 Act and Volcker Rule (i.e. the Borrower is not a “covered fund”) and other customary corporate opinions

C. DOCUMENTATION AS TO AUTHORITY, INCUMBENCY AND OTHER MATTERS WITH RESPECT TO SERVICER AND BORROWER
4.Secretary’s Certificate of Werner a.Authorizing Resolutions b.Certificate of Incorporation c.Bylaws d.Incumbency and signatures
5.Secretary’s Certificate of Borrower a.Authorizing Resolutions b.Certificate of Formation c.Limited Liability Company Agreement d.Incumbency and signatures
6. Good Standing Certificate of Werner from its jurisdiction of organization
7. Good Standing Certificate of Borrower from the State of Delaware
D. MISCELLANEOUS
8. Payment of Administrative Agent’s and Lenders’ fees and expenses